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                                                                   EXHIBIT 10.04


                  SECOND AMENDMENT TO PARTICIPATION AGREEMENT

     THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT, dated and effective as of December 28, 2001 (this "Amendment"), is entered into by and among SYMANTEC CORPORATION, a Delaware corporation, in its separate capacities as the "Lessee" and the "Construction Agent" under and as defined in the Participation Agreement and Annex A thereto (as such terms are defined below), THE SYMANTEC 2001 TRUST, a Delaware business trust, in its separate capacities as the "Trust," the "Borrower" and the "Lessor" under and as defined in the Participation Agreement and Annex A thereto, the various banks, financial institutions and institutional lenders, or their investment affiliates, party to the Participation Agreement in their separate capacity as a "Holder" as defined in the Participation Agreement and Annex A thereto, the various banks, financial institutions and institutional lenders party to the Participation Agreement in their separate capacity as a "Lender" as defined in the Participation Agreement and Annex A thereto, and THE BANK OF NOVA SCOTIA, as the administrative agent for the benefit and on behalf of the Lenders and, with respect to the Security Documents, as agent for the benefit and on behalf of the Lenders and the Holders (in such capacity, the "Agent").

                                    RECITALS

     A. The Lessee, the Construction Agent, the Trust, the Borrower, the Lessor, the trustee of the Trust, the Holders, the Lenders and the Agent are parties to that Participation Agreement, dated as of March 30, 2001, as amended by that First Amendment to Annex A to Participation Agreement, dated as of June 6, 2001 (as so amended, the "Participation Agreement").

     B. The Lessee has requested certain amendments to the Participation Agreement and to Annex A to the Participation Agreement, Rules of Usage and Definitions ("Annex A"). The Lenders and other Participants party hereto are willing to so amend the Participation Agreement and Annex A thereto, in the manner in which the Lessee desires, but only to the extent and subject to the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings given to such terms in Annex A.

SECTION 2. AMENDMENTS TO PARTICIPATION AGREEMENT AND ANNEX A THERETO. The Participation Agreement and Annex A thereto are hereby amended as follows:

     2.1 PARTICIPATION AGREEMENT. The Participation Agreement is hereby amended as follows:


                                       1.

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          2.1.1 SECTION 8.4(i)(ii) of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

               (ii) MINIMUM TANGIBLE NET WORTH. Maintain Tangible Net Worth of no less than the sum of: (A) 85% of the greater of (1) $478,337,000 or
          (2) Lessee's Tangible Net Worth as of December 31, 2001; (B) 75% of its net income after income taxes (without subtracting losses) earned in each quarterly accounting period commencing after December 31, 2001; and (C) 100% of Equity Proceeds less any amount up to $75,000,000 annually reflecting costs related to Acquisitions.

          2.1.2 SECTION 8.4(i)(iii) of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

               (iii) TOTAL DEBT TO EBITDA RATIO. Maintain a ratio of (A) Total Debt to (B) EBITDA (as measured for the immediately preceding four (4) Fiscal Quarters ending on the date of such measurement if such date is the last day of a Fiscal Quarter, or ending on the last day of the immediately preceding Fiscal Quarter if such measurement is made on a day that is not the last day of a Fiscal Quarter) not to exceed 2.75 to 1.00.

          2.1.3 A new SECTION 8.4(i)(iv) is hereby added to the Participation Agreement as follows:

               (iv) TOTAL SENIOR DEBT TO EBITDA RATIO. Maintain a ratio of (A) Total Senior Debt to (B) EBITDA (as measured for the immediately preceding four (4) Fiscal Quarters ending on the date of such measurement if such date is the last day of a Fiscal Quarter, or ending on the last day of the immediately preceding Fiscal Quarter if such measurement is made on a day that is not the last day of a Fiscal Quarter) not to exceed 1.00 to 1.00.

          2.1.4 A new SECTION 8.4(i)(v) is hereby added to the Participation Agreement as follows:

               (v) MINIMUM QUARTERLY EBITDA. Maintain EBITDA (as measured for the immediately preceding Fiscal Quarter ending on the date of such measurement if such date is the last day of a Fiscal Quarter, or ending on the last day of the immediately preceding Fiscal Quarter if such measurement is made on a day that is not the last day of a Fiscal Quarter) of at least $10,000,000 for each such Fiscal Quarter.

     2.2 ANNEX A TO PARTICIPATION AGREEMENT. Annex A to the Participation Agreement is hereby amended as follows:

          2.2.1 The definition of "ADJUSTED EBITDA" in Annex A to the Participation Agreement is hereby deleted in its entirety.


                                       2.

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          2.2.2 A new definition of "EBITDA" is hereby added to Annex A to the
Participation Agreement as follows:

               "EBITDA" shall mean the sum of the following, as determined for Lessee and its Subsidiaries on a consolidated basis in accordance with GAAP, where applicable, as of the last day of each Fiscal Quarter: (a) aggregate net income for the immediately preceding four (4) Fiscal Quarters ending as of that day plus (b), to the extent deducted from gross revenues in computing such net income, (1) interest expense, (2) tax expense, (3) depreciation, amortization of goodwill, software development expenses and other intangibles of any kind and (4) post-closing, non-cash restructuring charges taken in conjunction with, and within three (3) months following the closing of, each Acquisition.

          2.2.3 The definition of "EQUITY PROCEEDS" in Annex A to the Participation Agreement is hereby deleted in its entirety and replaced with the following:

               "EQUITY PROCEEDS" shall mean the total amount of (a) cash proceeds received by the Lessee or any of its Subsidiaries as of any date after March 30, 2001 from the sale of any equity interests in the Lessee or its Subsidiaries in a public offering, but not including the issuance of any stock issued in connection with acquisitions of other entities or purchased by employees of the Lessee or its Subsidiaries or its Affiliates, and of (b) Subordinated Debt (inclusive of unpaid principal and accrued and unpaid interest) which has, as of any date after March 30, 2001, been, and only to the extent such Subordinated Debt has been, converted from Indebtedness into an equity interest in the Lessee or any of its subsidiaries represented by stock issued by the Lessee or such Subsidiary.

          2.2.4 A new definition of "SUBORDINATED DEBT" is added to Annex A to the Participation Agreement as follows:

               "SUBORDINATED DEBT" shall mean, as measured for the Lessee on a consolidated basis, as of any date of determination, the total amount of all Indebtedness of the Lessee and its Subsidiaries comprising (a) the Subordinated Notes, (b) any unsecured Indebtedness issued by the Lessee to refinance the Subordinated Notes, provided that (i) the Lessee shall use the proceeds of such issuance to pay in full the outstanding balance under the Subordinated Notes, (ii) such debt has a maturity date that occurs after the Maturity Date and (iii) such Indebtedness has subordination provisions and other terms no less favorable to the Lessor, the Holders and the Lenders than the terms of the Subordinated Notes, and (c) any other unsecured Indebtedness of the Lessee or its Subsidiaries which is subordinated to the obligations of the Lessee under the Operative Agreements, provided that the payment terms, interest rate and subordination provisions of such Indebtedness are reasonably acceptable to the Majority Secured Parties.

          2.2.5 A new definition of "SUBORDINATED NOTES" is added to Annex A to the Participation Agreement as follows:


                                       3.

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               "SUBORDINATED NOTES" shall mean, collectively, the Lessee's
          $600,000,000 Three Percent (3.0%) Convertible Subordinated Notes issued by the Lessee on October 24, 2001 and due on November 1, 2006.

          2.2.6 A new definition "TOTAL DEBT" is hereby added to Annex A to the Participation Agreement as follows:

               "TOTAL DEBT" shall mean, as measured for the Lessee on a consolidated basis, as of any date of determination, the total amount of all Indebtedness of the Lessee and its Subsidiaries comprising interest bearing obligations, and shall include all issued and undrawn letters of credit and all letter of credit reimbursement obligations, but shall exclude, specifically, all Indebtedness arising under any synthetic lease financing facility to the extent such Indebtedness is secured by a duly perfected security interest in cash collateral pledged in favor of the holder of such Indebtedness or in favor of such holder's designated agent, trustee or similar representative.

          2.2.7 A new definition "TOTAL SENIOR DEBT" is hereby added to Annex A to the Participation Agreement as follows:

               "TOTAL SENIOR DEBT" shall mean, as measured for the Lessee on a consolidated basis, as of any date of determination, the total amount of all Total Debt less all Subordinated Debt of the Lessee and its Subsidiaries.

SECTION 3. REFERENCE TO AND EFFECT ON THE PARTICIPATION AGREEMENT AND OTHER OPERATIVE AGREEMENTS. Upon the effectiveness of this Amendment, each reference in the Participation Agreement, Annex A to the Participation Agreement, and the applicable Operative Agreements to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Participation Agreement, Annex A to the Participation Agreement, and such Operative Agreements as amended by this Amendment, and each reference in any other document in which the Participation Agreement, Annex A to the Participation Agreement and such Operative Agreements are referenced shall also mean and be a reference to the Participation Agreement, Annex A to the Participation Agreement and such Operative Agreements as amended by this Amendment.

SECTION 4. LIMITATION OF AMENDMENTS. Each of the amendments set forth in SECTION 2, above, shall be limited precisely as written and shall not be deemed to (i) be a waiver of or an amendment to any other term or condition of the Participation Agreement, Annex A to the Participation Agreement or any other Operative Agreement, (ii) prejudice any right or remedy which any party may now have or may have in the future under or in connection with the Participation Agreement, Annex A to the Participation Agreement or any other Operative Agreement, or (iii) be a consent to any future amendment.

SECTION 5. REPRESENTATIONS AND WARRANTIES. In order to induce the Participants to enter into this Amendment, the Lessee hereby represents and warrants to each Participant as follows:


                                       4.

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     5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Participation Agreement and in the other Operative Agreements (other than those which expressly speak as of a particular date) are true, accurate and complete in all material respects as of the date hereof and (b) no Default or Event of Default attributable to the Lessee has occurred and is continuing;

     5.2 The Lessee has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Participation Agreement and the other Operative Agreements, as amended by this Amendment, and each of the other Operative Agreements to which it is a party;

     5.3 The certificate of incorporation, bylaws and other organizational documents of the Lessee delivered to the Participants as a condition precedent to the effectiveness of the Participation Agreement and the other Operative Agreements are true, accurate and complete and have not been amended, supplemented or restated, except to the extent that copies thereof have been previously provided to Agent, and are and continue to be in full force and effect;

     5.4 The execution and delivery by the Lessee of this Amendment and the performance by the Lessee of its obligations under the Participation Agreement and the other Operative Agreements, as amended by this Amendment, and each of the other Operative Agreements to which it is a party have been duly authorized by all necessary corporate action on the part of the Lessee;

     5.5 The execution and delivery by the Lessee of this Amendment and the performance by the Lessee of its obligations under the Participation Agreement and the other Operative Agreements, as amended by this Amendment, and each of the other Operative Agreements to which it is a party do not and will not contravene (a) any law or regulation binding on or affecting the Lessee, (b) the certificate of incorporation, bylaws or other organizational documents of the Lessee, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Lessee, or (d) any contractual restriction binding on or affecting the Lessee; and

     5.6 The execution and delivery by the Lessee of this Amendment and the performance by the Lessee of its obligations under the Participation Agreement and the other Operative Agreements, as amended by this Amendment, and each of the other Operative Agreements to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, except as already has been obtained or made.

SECTION 6. EXPENSES. The Lessee agrees to pay to the Agent and each other Participant upon demand, the amount of any and all fees and expenses, including the reasonable fees and expenses of its counsel, which the Agent or such other Participant may incur in connection with the preparation, documentation, and negotiation of this Amendment.

SECTION 7. FULL FORCE AND EFFECT; REAFFIRMATION. It is hereby agreed that all terms and conditions of the Participation Agreement and the other Operative Agreements, as previously amended to date, shall remain in full force and effect as amended, waived or changed


                                       5.

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pursuant to the terms of this Amendment. The Lessee hereby reaffirms its obligations under each of the Operative Agreements to which it is a party.

SECTION 8. EFFECTIVENESS. This Amendment shall be deemed effective upon the satisfaction of the following conditions:

     8.1 AMENDMENT EXECUTED AND DELIVERED. The Lessee and Lenders comprising Majority Secured Parties shall have executed and delivered to the Agent this Amendment.

     8.2 PAYMENT OF FEES. The Agent shall have received on behalf and for the ratable benefit of each of the Holders and the Lenders an amendment fee equal to fifteen (15) basis points (0.15%) of the aggregate amount of the Commitments of the Holders and the Lenders, whether currently funded or unfunded.

SECTION 9. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO RULES RELATING TO CONFLICTS OF LAW (OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401).

SECTION 10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

SECTION 11. INSTRUCTION TO EXECUTE. Scotiabanc Inc., FBTC Leasing Corp., KeyBank National Association and AIB International Finance, comprising all of the Holders on the date hereof, represents to the Owner Trustee (as defined in the Trust Agreement) that they also comprise the Required Holders (as defined in the Trust Agreement) with the right to instruct the Owner Trustee, pursuant to the Trust Agreement, to execute and deliver this Amendment on behalf of the Lessor and, as such, hereby directs the Owner Trustee to so execute and deliver this Amendment on behalf of the Lessor.


                          [The signature page follows.]


                                       6.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

LESSEE AND CONSTRUCTION AGENT:             SYMANTEC CORPORATION

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


TRUST, BORROWER AND LESSOR:                THE SYMANTEC 2001 TRUST

                                           By: Wilmington Trust Company, not in
                                           its individual capacity but solely
                                           as trustee

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


HOLDERS:                                   SCOTIABANC INC.

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           FBTC LEASING CORP.

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           KEYBANK NATIONAL ASSOCIATION

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                       7.

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                                           AIB INTERNATIONAL FINANCE

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


LENDERS:                                   THE BANK OF NOVA SCOTIA

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           FUJI BANK, LIMITED

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           KEYBANK NATIONAL ASSOCIATION

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           AIB INTERNATIONAL FINANCE

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                       8.

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                                           WELLS FARGO BANK

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           BNP PARIBAS

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


AGENT                                      THE BANK OF NOVA SCOTIA

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                       9.